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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 28, 1999


SUPERIOR BANK FSB (as seller and servicer under the Sale and Servicing Agreement, dated as of September 1, 1999, providing for the issuance of AFC Mortgage Loan Asset Backed Notes, Series 1999-3)


                                Superior Bank FSB
             (Exact name of registrant as specified in its charter)


        United States                  333-83597             36-1414142
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(State or Other Jurisdiction          (Commission        (I.R.S. Employer
of Incorporation)                     File Number)      Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                                      60181
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(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (630) 916-4000
                                                   --------------

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


Item 2. Acquisition or Disposition of Assets

Description of the Notes, Group 1 and Group 2

     On September 28, 1999 a single series of notes, entitled AFC Mortgage Loan Asset Backed Notes, Series 1999-3 (the "Notes") were issued pursuant to an indenture (the "Indenture"), dated as of September 1, 1999, between AFC Trust Series 1999-3, as issuer (the "Issuer") and LaSalle Bank National Association, as indenture trustee (the "Indenture Trustee"). The Issuer was formed pursuant to a trust agreement (the "Trust Agreement"), dated as of September 1, 1999, between Superior Bank FSB, as depositor, and Wilmington Trust Company, as owner trustee. The Notes consist of two classes identified as Class 1A and Class 2A. The Notes are secured by the trust estate comprised of Group 1 and Group 2 (the "Trust Estate"), consisting primarily of first and second liens on single-family properties, multifamily properties, commercial properties and mixed residential and commercial properties (the "Mortgage Loans") with an aggregate principal balance of $331,262,502.03 as of September 1, 1999 (the "Cut-off Date") and an aggregate amount of $124,483,356.98 deposited on the Closing Date in the Group 1 Pre-Funding Account and an aggregate amount of $78,031,772.75 deposited on the Closing Date in the Group 2 Pre-Funding Account. The Mortgage Loans were acquired by the Issuer pursuant to a sale and servicing agreement ( the "Sale and Servicing Agreement"), dated as of September 1, 1999, among Superior Bank FSB, as seller and servicer, the Issuer and the Indenture Trustee. The Notes were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill") and J.P. Morgan Securities Inc. ("J.P. Morgan"), pursuant to an underwriting agreement dated September 20, 1999 among Superior Bank FSB, Merrill and J.P. Morgan.

     The Notes evidence, in the aggregate, $515,000,000 principal amount as of the Cut-off Date. The Class 1A Notes will be entitled to payments of interest accrued on the outstanding Class 1A Note Principal Balance at a variable pass-through rate. The Class 2A Notes will be entitled to payments of interest accrued on the outstanding Class 2A Note Principal Balance at a variable pass-through rate. In addition, on each Payment Date, each class of Notes will be entitled to distributions allocable to principal which will, as more fully described in the Indenture, include the principal portion of all scheduled and unscheduled payments received on the Mortgage Loans during an Accrual Period.

     Credit support in respect of certain losses realized on the Mortgage Loans will be covered by a note insurance policy (the "Note Insurance Policy"), attached hereto as Exhibit 4.1, issued by Financial Guaranty Insurance Company (the "Note Insurer") and, if the related Payment Date is prior to the Cross-over Date, Excess Spread received by the Servicer. The Note Insurance Policy will irrevocably and unconditionally guaranty payment on each Payment Date to the Holders of the Notes of the related Class A Remittance Amount. If the related Payment Date is prior to the Cross-Over Date with respect to a particular Group, Holders of the Notes will have a right to 100% of the related Excess Spread to fund the amount by which the related Class A Remittance Amount with respect to each Class of Notes exceeds the related Available Remittance Amount for such Payment Date. To the extent available, the Net Excess Spread and Excess Principal with respect to a Group will then be applied to cover any Available Funds Shortfall with respect to the other Group. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Sale and Servicing Agreement.

     Items 3 through 6 and Item 8 are not included because they are not applicable.

     Item 7. Financial Statements and Exhibits

             (a) Not applicable

             (b) Not applicable

             (c) Exhibits

     4.1 Note Insurance Policy, dated September 28, 1999, issued by Financial Guaranty Insurance Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SUPERIOR BANK FSB

                                              By:  /s/ William C. Bracken
                                                   --------------------------
                                              Name:  William C. Bracken
                                              Title: Senior Vice President
                                                     and Chief Financial Officer

Dated: September 28, 1999

                                  EXHIBIT TABLE

     4.1 Note Insurance Policy, dated September 28, 1999, issued by Financial Guaranty Insurance Company.

                                   EXHIBIT 4.1

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND

Issuer:  AFC Trust Series 1999-3                      Policy Number:  99010727
                                                      Control Number:  0010001

Insured Obligations:
$515,000,000 in principal amount
of AFC Mortgage Loan Asset Backed
Notes, Series 1999-3, Class 1A and
2A Notes (the "Notes")

Trustee:  LaSalle Bank National Association, as Indenture Trustee

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of its receipt of the Deposit Premium and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Payment to the Indenture Trustee named above or its successor, as indenture trustee for the Holders of the Notes, to the extent set forth in the Indenture and the Sale and Servicing Agreement.

Financial Guaranty will make an Insured Payment (other than that portion of an Insured Payment constituting a Preference Amount) out of its own funds by 2:00 p.m. (New York City Time) in immediately available funds to the Indenture Trustee on the later of (i) the Business Day next following the day on which Financial Guaranty shall have received Notice that an Insured Payment is due and
(ii) the Payment Date on which the Insured Payment is payable to Noteholders pursuant to the Indenture and the Sale and Servicing Agreement, for disbursement to such Noteholders in the same manner as other payments with respect to the Notes are required to be made. Any Notice received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon such payment, Financial Guaranty shall be fully subrogated to the rights of the Noteholders to receive the amount so paid. Financial Guaranty's obligations hereunder with respect to each Payment Date shall be discharged to the extent funds consisting of the Insured Payment are received by the Indenture Trustee on behalf of the Noteholders for payment to such Noteholders, as provided in the Indenture and the Sale and Servicing Agreement and herein, whether or not such funds are properly applied by the Indenture Trustee.


Form 9109
Page 1 of 4

If the payment of any portion or all of any amount that is insured hereunder is voided pursuant to a final order of a court exercising proper jurisdiction in an insolvency proceeding to the effect that the Indenture Trustee or a Noteholder, as the case may be, is required to return any such payment or portion thereof prior to the expiration date of this Surety Bond because such payment was voided under the U. S. Bankruptcy Code, with respect to which order the appeal period has expired without an appeal having been filed (a "Final Order"), and, as a result, the Indenture Trustee or any Noteholder is required to return such voided payment, or any portion of such voided payment made in respect of the Notes (a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount, on the second Business Day following receipt by Financial Guaranty of
(x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Indenture Trustee and/or such Noteholder relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Indenture Trustee and/or such Noteholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Indenture Trustee or such Noteholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee or Noteholder directly (unless a Noteholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Indenture Trustee for distribution to the Noteholder upon proof of such payment reasonably satisfactory to Financial Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of the Notes, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal.

Financial Guaranty shall make payments due in respect of Preference Amounts prior to 2:00 p.m. New York city time on the second Business Day following Financial Guaranty's receipt of the documents required under clauses (x) through
(z) of the preceding paragraph. Any such documents received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of the Notes prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is one year and one day following the date on which the Notes shall have been paid in full.

The Deposit Premium shall be due and payable on the date hereof, and a monthly premium shall be due and payable as provided in the Sale and Servicing Agreement.

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

Capitalized terms used and not defined herein shall have the respective meanings set forth in the Sale and Servicing Agreement. "Notice" means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Indenture Trustee to Financial Guaranty specifying the information set forth therein. "Noteholder" means, as to a particular Note, the person, other than the Issuer, the Servicer, any Subservicer or the Seller who, on the applicable Payment Date is entitled under the terms of such Note to payment thereof. "Sale and Servicing Agreement" means the Sale and Servicing Agreement by and between AFC Trust Series 1999-3, as Issuer, Superior Bank FSB, as Seller and Servicer, and LaSalle Bank National Association, as Indenture Trustee, dated as of September 1, 1999. "Indenture" means the Indenture by and between the Issuer and LaSalle Bank National Association, as Indenture Trustee, dated as of September 1, 1999.

In the event that payments under any Note are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Notes on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of the Notes by reason of the purchase by the Servicer pursuant to Section 11.01 of the Sale and Servicing Agreement does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.

/s/ Ann Stern                                        /s/ A. Edward Turi III
President                                            Authorized Representative

Effective Date:  September 28, 1999

Form 9109
Page 3 of 4

                                    EXHIBIT A

                                     NOTICE

To:  Financial Guaranty Insurance Company
     115 Broadway
     New York, New York 10006
     (212) 312-3000
     Attention:        General Counsel

     Telephone: (212) 312-3000
     Telecopier:  (212) 312-3220

Re:  AFC Trust Series 1999-3,
     AFC Mortgage Loan Asset Backed
     Notes, Series 1999-3
     Policy No. 99010727

Determination Date: ___________________________

Payment Date: __________________________

We refer to that certain Sale and Servicing Agreement dated as of September 1, 1999, by and between AFC Trust Series 1999-3, as Issuer, Superior Bank FSB, as Seller and Servicer, and LaSalle Bank National Association, as Indenture Trustee (the "Sale and Servicing Agreement"), relating to the above referenced Notes. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in the Sale and Servicing Agreement.

(a) As of the Determination Date and based upon the Servicer's Certificate for such Determination Date, the Indenture Trustee has determined under the Sale and Servicing Agreement that in respect of the Payment Date set forth above:

     (i) The Class A Interest Remittance Amount with respect to the related Class of Class A Certificates with respect to Group [1][2] due and owing is $____________;

     (ii) The Class A Principal Remittance Amount with respect to the related Class of Class A Certificates with respect to Group [1][2], due and owing is $______________;

     (iii) The Available Remittance Amount (minus the amount withdrawable from the Group [1][2] Note Distribution Account to pay the Note Insurer pursuant to
Section 6.02(i) of the Agreement and as reduced by any portion thereof that has been deposited in the Group [1][2] Note Distribution Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code) is $_______________;

     (iv) The lesser of (1) the sum of the (a) Excess Spread to be deposited into the Group [1][2] Note Distribution Account pursuant to Section 5.04(i) of the Agreement, (b) the Net Excess Spread from the other Group and (c) the Excess Principal from the other Group and (2) the Subordinated Amount with respect to the related Group, is $_______________;

     (v) The aggregate amount of unreimbursed Insured Payments (including any portion constituting Preference Amounts), together with the aggregate portion of the items described in clauses (i) and (ii) above that represents interest accrued in respect of Insured Payments in accordance with the definition of Class A Carry-Forward Amount in the Agreement, is $_______________;

     (vi) The additional portion of the Amount Available constituting Excess Spread available to pay the Class A Interest Remittance Amount with respect to all related Classes of Class A Notes pursuant to Sections 6.06(c)(A)(Y)(i) with respect to Group 1 and Section 6.06(c)(B)(Y)(i) with respect to Group 2 is $_______________; and

     (vii) The aggregate amount to be withdrawn from the Group [1][2] Reserve Account and deposited into the Group [1][2] Note Distribution Account pursuant to Section 6.14 of the Agreement is $_______________.

(i) On the maturity date for the Class A Notes, to the extent not otherwise covered in clauses (i) through (vi) above, any remaining unpaid principal or interest on the Class A Notes.

     Please be advised that the amounts described in clauses (i), (ii) and
(viii) above collectively exceed the amounts described in clauses [prior to the Cross-Over Date, (iii), (iv) (v)] [on or after the Cross-Over Date, clauses
(iii), (v), (vi)] and (vii) above by $_______________.

Accordingly, pursuant to the Sale and Servicing Agreement, this statement constitutes a notice for payment of an Insured Payment in the amount of $_______________ under the Surety Bond.

[Attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent.]

(b) No payment claimed hereunder is in excess of the amount payable under the Surety Bond. The amount requested in this Notice should be paid to: [Payment Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

     IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice this _____ day of ______________________.


                                                                     ,
                            -----------------------------------------
                            as Indenture Trustee

                            By:
                               --------------------------------

                            Title:
                                  --------------------------------